UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

CROWN PROPTECH ACQUISITIONS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 West 25th Street, Floor 6 New York, NY		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2023, Crown PropTech Acquisitions, a Cayman Islands exempted company (the “Company”), and CIIG Management III LLC (“CIIG Management”), the Company’s co-sponsor, entered into certain non-redemption agreements and assignments of economic interests (the “Non-Redemption Agreements”) with certain investors (the “Investors”) and expect to enter into additional Non-Redemption Agreements prior to the February 7, 2023 Extraordinary General Meeting of shareholders called by the Company (the “Extraordinary General Meeting”) to approve an extension of time for the Company to consummate an initial business combination from February 11, 2023 to February 11, 2024 (the “Extension Proposal”).

The Non-Redemption Agreements provide for the assignment of up to 150,000 Class B ordinary shares, par value $0.0001 per share, held by CIIG Management to the Investors in exchange for such Investors agreeing to hold and not redeem certain public shares at the Extraordinary General Meeting.

The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting.

Until the earlier of (a) the consummation of the Company’s initial business combination; (b) the liquidation of the trust account; and (c) 24 months from consummation of the Company’s initial public offering (or such later date as may be approved by the Company’s shareholders in accordance with the Company’s charter), the Company will maintain the investment of funds held in the trust account in (i) interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “ICA”), having a maturity of 185 days or less, (ii) in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the ICA, which invest only in direct U.S. government treasury obligations or (iii) in other interest bearing accounts as permitted by the ICA that would not be considered United States government securities within the meaning of the ICA. The Company further confirms that it will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the public shares, including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On January 30, 2023, the Company issued a press release (the “Press Release”), announcing the upcoming Extraordinary General Meeting to be held on Tuesday, February 7, 2023 at 11:00 a.m., Eastern Time at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 West 52nd Street, New York, New York 10019 and virtually via live webcast at www.virtualshareholdermeeting.com/CPTK2023SM. At the Extraordinary General Meeting, shareholders will be asked to vote on the Extension Proposal, and in the event there are insufficient votes to approve the Extension Proposal, a proposal for an adjournment of the Extraordinary General Meeting to a later date. Each such proposal is described in more detail in the definitive proxy statement (the “Proxy Statement”) related to the Extraordinary General Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 25, 2023. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extraordinary General Meeting, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Proxy Statement for the Extraordinary General Meeting filed with the SEC on January 25, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the Extraordinary General Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 25, 2023, mailed the Proxy Statement and other relevant documents to its shareholders as of the January 17, 2023 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Crown PropTech Acquisitions, 28 West 25th Street, Floor 6, New York, NY 10010, (212) 563-6400.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest.

99.1	Press Release, dated January 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2023

CROWN PROPTECH ACQUISITIONS

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Co-Chief Executive Officer

Exhibit 10.1

FORM OF

NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of                , 2023 by and among Crown PropTech Acquisitions (“CPTK”), CIIG III Management LLC (the “Sponsor”) and the undersigned investor (“Investor”).

RECITALS

WHEREAS, the Sponsor currently holds 5,662,000 Class B ordinary shares, par value $0.0001 per share of CPTK (the “Class B Ordinary Shares,” and the Class B Ordinary Shares held by the Sponsor, the “Founder Shares”);

WHEREAS, CPTK expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, an amendment to CPTK’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which CPTK must consummate an initial business combination (the “Initial Business Combination”) by twelve (12) months (the “Extension”);

WHEREAS, the Charter provides that a shareholder of CPTK may redeem its Class A ordinary shares, par value $0.0001 per share (the “Public Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) in connection with the Charter amendment, on the terms set forth in the Charter (“Redemption Rights”);

WHEREAS, subject to the terms and conditions of this Agreement, the Sponsor desires to transfer to Investor, and Investor desires to acquire from the Sponsor, that number of Founder Shares set forth opposite such Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to Investor in connection with CPTK’s completion of its Initial Business Combination, and, prior to the transfer of the Assigned Securities to Investor, the Sponsor desires to assign the economic benefits of the Assigned Securities to Investor.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and the Sponsor hereby agree as follows:

1.	Terms of Transfer.

1.1. Upon the terms and subject to the conditions of this Agreement, the Sponsor agrees that if (a) as of 5:00 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Extension is approved at the Meeting and is effected by CPTK’s filing with the Cayman Islands Registrar of Companies the Second Amended and Restated Memorandum and Articles of Association of CPTK, then the Sponsor hereby agrees to assign to Investor for no additional consideration the Assigned Securities set forth on Exhibit A, and the Sponsor agrees to assign to Investor the Economic Interest (as defined below) associated with the Assigned Securities that the Sponsor has agreed to assign to Investor. “Investor Shares” shall mean the lesser of (i) 400,000 Public Shares, and (ii) 9.9% of the Public Shares subject to non-redemption agreements with other CPTK shareholders similar to this Agreement as of the date that is two business days prior to the Meeting. The Sponsor and CPTK agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than the date that is two business days prior to the Meeting.

1.2. The Sponsor and Investor hereby agree that the assignment of the Assigned Securities shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor or its permitted transferees executes the Joinder (as defined below) to that certain Letter Agreement dated January 17, 2023 (as it exists on the date hereof, the “Letter Agreement”), by and among CPTK, the Sponsor, and the other parties thereto. Upon the satisfaction of the foregoing conditions, as applicable, the Sponsor shall promptly transfer (and no later than two (2) business days following the closing of the Initial Business Combination) the Assigned Securities to Investor (or its permitted transferees). The Sponsor and CPTK covenant and agree to facilitate such transfer to Investor (or its permitted transferees) in accordance with the foregoing.

1.3. Adjustment to Share Amounts. If at any time the number of outstanding Class B Ordinary Shares is increased or decreased by a consolidation, combination, split or reclassification of the Ordinary Shares or other similar event (other than the conversion of Class B Ordinary Shares to Class A Ordinary Shares following an Initial Business Combination in accordance with CPTK’s Charter), then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding Ordinary Shares.

1.4. Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving CPTK in which the Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of ordinary shares of CPTK, the Sponsor shall transfer, with respect to each Founder Share to be transferred hereunder, upon the Sponsor’s receipt thereof, the kind and amount of securities, cash or other property into which such Assigned Securities converted or exchanged.

1.5. Forfeitures, Transfers, etc. Except as otherwise set forth in the Sponsor LLC Agreement or the Letter Agreement effective as of the date of this Agreement, Investor shall not be subject to forfeiture, surrenders, claw-backs, transfers, disposals, exchanges or earn-outs for any reason on the Assigned Securities. Investor acknowledges that, pursuant to the limited liability company operating agreement of the Sponsor (as it exists on the date hereof, the “Sponsor LLC Agreement”), prior to, or at the time of, the Initial Business Combination, the Manager of the Sponsor has the authority to cause the Sponsor to subject the Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the Manager is authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. The Sponsor acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Assigned Securities and the terms and conditions applicable to the Assigned Securities shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

1.6. Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, the Sponsor shall deliver the Assigned Securities to Investor by transfer of book-entry shares effected through CPTK’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7. Assignment of Registration Rights. Concurrent with the transfer of Assigned Securities to Investor under this Agreement, the Sponsor hereby assigns all of its rights, duties and obligations to Investor with respect to the Assigned Securities under that certain Registration Rights Agreement, dated February 8, 2021 (as it exists on the date of the Agreement, the “Registration Rights Agreement”), by and among CPTK, the Sponsor, and the other shareholders of CPTK signatory thereto, and hereby represents and confirms to Investor that, upon Investor’s receipt of the Assigned Securities, (i) Investor shall be a “Holder” under the Registration Rights Agreement and (ii) the Assigned Securities shall be “Registrable Securities” under the Registration Rights Agreement. This Agreement constitutes the Sponsor’s written notice to CPTK of such assignment in accordance with the Registration Rights Agreement (if required). Investor and CPTK shall execute the Joinder (as defined below) pursuant to which Investor will be bound by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8. Joinder to Letter Agreement. In connection with the transfer of the Assigned Securities to Investor, Investor shall execute a joinder to the Letter Agreement and the Registration Rights Agreement in substantially the form attached here to as Exhibit B (the “Joinder”) pursuant to which Investor shall agree with CPTK to be bound solely by Section 5 of the Letter Agreement solely with respect to the Assigned Securities and by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.9. Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of CPTK’s shareholders to approve the Extension at the Meeting, or the determination of CPTK not to proceed to effect the Extension, (b) the fulfillment of all obligations of parties hereto, (c) the liquidation or dissolution of CPTK or (d) the mutual written agreement of the parties hereto.

2.	Assignment of Economic Interest.

2.1. Upon satisfaction of the conditions set forth in Section 1.1, the Sponsor hereby assigns to Investor all of its economic right, title and interest in and to that number of Assigned Securities set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents the Sponsor’s right to receive dividends and other distributions made by the Sponsor pursuant to the Sponsor LLC Agreement allocated to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by the Sponsor.

2.2. If at any time the number of outstanding Ordinary Shares is increased or decreased by a consolidation, combination, split or reclassification or other similar event (other than the conversion of Class B Ordinary Shares to shares of Class A ordinary shares following an Initial Business Combination), then, as of the effective date of such consolidation, combination, split, reclassification or similar event, the number of shares underlying the Economic Interest shall be adjusted in proportion to such increase or decrease in outstanding Ordinary Shares.

2.3. Investor acknowledges and agrees that it is not a member of the Sponsor, it has no right to vote on matters of the Sponsor or to vote with respect to any Assigned Securities, and it has no right to vote Founder Shares prior to transfer of any such shares to Investor pursuant to this Agreement.

2.4. Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property that is subject to the transfer restrictions and/or the lockup period set forth in Section 5 of the Letter Agreement, the Sponsor shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to such Investor pursuant to Section 1.

2.5. If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then Investor shall automatically assign its Economic Interests in such Founder Shares back to the Sponsor, for no consideration.

3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor that:

3.1. No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

3.2. Accredited Investor. Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3. Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

3.4. Restrictions on Transfer; Trust Account; Redemption Rights.

3.4.1. Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to Investor may continue to be, subject to the Transfer Restrictions and certain other restrictions as set forth in the Letter Agreement.

3.4.2. Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of CPTK’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

3.4.3. Investor waives any right that it may have to elect to have CPTK redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem any Public Shares other than the Investor Shares, or to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or to trade or redeem any Investor Shares in its discretion and at any time after February 11, 2023.

3.4.4. Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Investor may be required to deliver to CPTK an opinion of counsel satisfactory to CPTK that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

3.5. Voting. Investor agrees that it will and will cause its controlled affiliates to vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) all of the Ordinary Shares owned, as of the applicable record date, by any of them at the Meeting in favor of the Extension and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

3.6. Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

3.7. Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, the Sponsor LLC Agreement and the Letter Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.8. Independent Investigation. Investor has relied upon an independent investigation of CPTK and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of CPTK and has had an opportunity to ask questions of, and receive answers from CPTK’s management concerning CPTK and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning CPTK as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

3.9. Organization and Authority. If any entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

3.10. Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), Investor hereby represents that it has satisfied itself as to its full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities applicable to it, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained by it, and (iv) the income tax and other tax consequences to it, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction applicable to it.

3.11. Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.12. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

3.13. No Advice from Sponsor. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement, the Sponsor LLC Agreement and the form of Letter Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, CPTK, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.14. Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.15. No General Solicitation. Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.16. Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

4.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

4.1. Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of the State of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Assigned Securities.

4.2. Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3. Title to Securities. The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws).

4.4. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the certificate of formation or the Sponsor LLC Agreement, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound (including the Letter Agreement and the Sponsor LLC Agreement) or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or transfer the Assigned Securities in accordance with the terms hereof.

4.5. No General Solicitation. The Sponsor has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6. Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Assigned Securities nor is the Sponsor entitled to or will accept any such fee or commission.

4.7. Transfer Restrictions. Until termination of this Agreement, the Sponsor shall not transfer any of its Founder Shares representing the economic benefit of the Assigned Securities other than any transfer pursuant to the Sponsor LLC Agreement in connection with an Initial Business Combination.

4.8. Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

5.

Trust Account. Until the earlier of (a) the consummation of the Initial Business Combination; (b) the liquidation of the Trust Account; and (c) 24 months from consummation of CPTK’s initial public offering (or such later date as may be approved by the Company’s shareholders in accordance with the Company’s Charter), CPTK will maintain the investment of funds held in the Trust Account in (i) interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “ICA”), having a maturity of 185 days or less, (ii) in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the ICA, which invest only in direct U.S. government treasury obligations or (iii) in other interest bearing accounts as permitted by the ICA that would not be considered United States government securities within the meaning of the ICA. CPTK further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of CPTK if it does not effect a business combination prior to its termination date.

6.

Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

7.	Assignment; Entire Agreement; Amendment.

7.1. Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Sponsor or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party.

7.2. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3. Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4. Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.

Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9.

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability.

10.1. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.

No Publicity; Disclosure. The Sponsor agrees that it will not, without the prior written consent of Investor, publicly disclose the name of Investor or any of its affiliates or investment advisors, other than as required by applicable law, rule or regulation, in which case Sponsor shall provide Investor with prior written notice of such disclosure. The Company shall, by 9:00 a.m., New York City time, on the first business day immediately following the date of this Agreement, issue one or more press releases or file with the United States Securities and Exchange Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (including by calling out in the body of the Disclosure Document the provisions of Section 5 hereof) and any other material, nonpublic information that the Company has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, Investor shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees.

13.

Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

13.

Most Favored Nation. In the event the Sponsor enters one or more other non-redemption or forward share purchase agreements before or after the execution of this Agreement, the Sponsor represents that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investors shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

SPONSOR:

CIIG Management III LLC

By:
Name:	Michael Minnick
Title:	Manager

CPTK:

CROWN PROPTECH ACQUISITIONS

By:
Name:	Michael Minnick
Title:	Co-Chief Executive Officer

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Founder Shares to be Transferred / Economic Interest Assigned
Address: SSN/EIN:	[—][1]

[1]	NTD: Equal to 1.5 Founder Shares for every 4 Investor Shares, up to 150,000 Founder Shares.

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

                                          , 20

Reference is made to that certain Agreement, dated as of    , 2023 (the “Agreement”), by and between (“Investor”) and CIIG III Management LLC (the “Sponsor”), pursuant to which Investor acquired securities of Crown PropTech Acquisitions (the “Company”) from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor (i) shall become a party to that certain Letter Agreement, dated January 17, 2023 (as it exists on the date of the Agreement, the “Letter Agreement”), by and among the Company, the Sponsor and the other parties thereto, and the other thereto, solely with respect to Section 5 of the Letter Agreement, and shall be bound by, and entitled to the rights provided under, the terms and provisions of such section of the Letter Agreement as an Insider (as defined therein) solely with respect to its Assigned Securities; and (ii) shall become a party to that certain Registration Rights Agreement, dated February 8, 2021 (as it exists on the date of the Agreement, the “Registration Rights Agreement”), by and among the Company, the Sponsor, and the other shareholders of the Company signatory thereto, and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities (together with any other equity security of the Company issued or issuable with respect to any such Assigned Securities by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, in the Letter Agreement (to the extent applicable to Investor) and the Registration Rights Agreement is between the Company and Investor, solely, and not between and among Investor and the other shareholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

CROWN PROPTECH ACQUISITIONS

By:
Name:
Title:

[Signature Page to Joinder to Letter Agreement and Registration Rights Agreement]

Exhibit 99.1

Crown PropTech Acquisitions to Hold Extraordinary General Meeting of Shareholders to Obtain an Extension of the Deadline to Complete an Initial Business Combination

NEW YORK, NY - January 30, 2023 - Crown PropTech Acquisitions (the “Company”) (NYSE:CPTK) will be holding the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders on Tuesday, February 7, 2023 at 11:00 a.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 W 52nd Street, New York, New York 10019 and virtually via live webcast at www.virtualshareholdermeeting.com/CPTK2023SM. The record date for the Extraordinary General Meeting is the close of business (Eastern Time) on January 17, 2023.

At the Extraordinary General Meeting, shareholders will be asked to vote on a proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must consummate an initial business combination from February 11, 2023 to February 11, 2024 (the “Extension Proposal”), and in the event there are insufficient votes to approve the Extension Proposal, a proposal for an adjournment of the Extraordinary General Meeting to a later date.

Shareholders of record as of the record date will be able to vote during the Extraordinary General Meeting, either in person or online at www.virtualshareholdermeeting.com/CPTK2023SM, or submit their votes before the Extraordinary General Meeting by completing and returning their proxy card or voting online at www.proxyvote.com or by phone at 1-800-690-6903 in accordance with the instructions set forth on their proxy card.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash upon the approval or effectiveness of the Extension Proposal. The deadline for a redemption request is 5:00 p.m., Eastern Time, on February 3, 2023. The specific procedures regarding redemptions can be found in the definitive proxy statement (the “Proxy Statement”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2023. Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. There are no redemption rights or liquidating distributions with respect to the Company’s warrants. Shareholders are encouraged to contact their brokerage firm or bank or the Company’s transfer agent for additional information regarding redemption procedures.

If you have any questions or need any assistance voting, please contact our proxy solicitor Morrow Sodali LLC by email at CPTK.info@investor.morrowsodali.com or phone at (800) 662-5200.

About Crown PropTech Acquisitions

The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to concentrate on businesses that provide technological innovation to the broader real estate ecosystem. This includes a focus on businesses that provide technological solutions that make the built environment more accessible, connected, dynamic, efficient, experiential and sustainable.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the Extraordinary General Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 25, 2023, mailed the Proxy Statement and other relevant documents to its shareholders as of the January 17, 2023 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Crown PropTech Acquisitions, 28 West 25th Street, Floor 6, New York, NY 10010, (212) 563-6400.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extraordinary General Meeting, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Proxy Statement for the Extraordinary General Meeting. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations Contact:

Gateway Group

Ralf Esper

(949) 574-3860

ralf@gatewayir.com

Proxy Solicitor Contact:

Morrow Sodali LLC

(800) 662-5200

Banks and brokers can call collect at (203) 658-9400

CPTK.info@investor.morrowsodali.com